Exhibit 10.6

配偶同意函

Spouse Consent Letter

本人，CAO Jacqueline Jie [***]，护照号码：[***]），为曹卫（[***]公民，[***]号码：[***]）之合法配偶。

The undersigned, CAO Jacqueline Jie (a [***]citizen with Passport No.: [***]), is the lawful spouse of CAO Wei (a [***] citizen with [***] No.: [***]).

本人在此无条件并不可撤销地同意曹卫于 2020年11月10日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置曹卫持有的、并登记在其名下的亘喜生物科技（上海）有限公司（“ 亘喜上海”）的股权：

I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by CAO Wei on November 10, 2020, and the disposal of the equity interests of Gracell Biotechnologies (Shanghai) Co., Ltd. (“Gracell Shanghai”) held by CAO Wei and registered in his name according to the following documents:

(1)	与亘利生物科技（上海）有限公司（下称“ 独资公司”）及亘喜上海签署的《股权质押补充协议》；

The Equity Pledge Supplementary Agreement entered into with Gracell Bioscience (Shanghai) Co., Ltd. (hereinafter referred to as the “WFOE”) and Gracell Shanghai;

(2)	与独资公司及亘喜上海签署的《认购期权协议修正协议》；以及

The Amendment to Call Option Agreement entered into with the WFOE and Gracell Shanghai; and

(3)	与独资公司及亘喜上海签署的《股东表决权委托协议修正协议》。

The Amendment to Voting Rights Proxy Agreement entered into with the WFOE and Gracell Shanghai.

本人承诺不就曹卫持有的亘喜上海的股权提出任何主张。

I hereby undertake not to make any assertions in connection with the equity interests of Gracell Shanghai which are held by CAO Wei.

本人进一步确认，曹卫履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby further confirm that CAO Wei can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

(配偶同意函签字页/Signature Page to Spouse Consent Letter)

By:	/s/ CAO Jacqueline Jie
CAO Jacqueline Jie